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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-95973 of M&F Bancorp, Inc. on Form S-8 of our report dated January 21, 2000, appearing in and incorporated by reference in the Annual Report on Form 10-KSB of M&F Bancorp, Inc. for the year ended December 31, 1999.


/s/ DELOITTE & TOUCHE LLP
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Raleigh, North Carolina
March 27, 2000